SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 15, 1999


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                      0-26172                     58-1897792
 (State or other                   (Commission                  (IRS Employer
  jurisdiction                      File No.)                Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  1999  to  the   Series   1994-2
                     Certificateholders on April 15, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  1999  to  the   Series   1995-1
                     Certificateholders on April 15, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  1999  to  the   Series   1996-1
                     Certificateholders on April 15, 1999.

  Item 7(c).        Exhibits.

                    The  following  is filed as an exhibit to this report  under
Exhibit 28:

          99.1 Series 1994-2 Certificateholders Statement for the month of March 1999.

          99.2 Series 1995-1 Certificateholders Statement for the month of March 1999.

          99.3 Series 1996-1 Certificateholders Statement for the month of March 1999.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                                            MASTER TRUST


                                            By:       FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Transferor and Servicer


                                            By:
                                                      Michael T. Chalifoux
                                                      Chairman of the Board





Date:      April 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



         Exhibit
         Number                          Exhibit
         ------                          -------


          99.1 Series 1994-2 Certificateholders Statement for the month of March 1999.


          99.2 Series 1995-1 Certificateholders Statement for the month of March 1999.


          99.3 Series 1996-1 Certificateholders Statement for the month of March 1999.